UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 24, 2007

Date of report (Date of earliest event reported):

THE FINOVA GROUP INC.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11011 (Commission File Number)	86-0695381 (I.R.S. Employer Identification No.)

8320 N. Hayden Road, Suite C112, Scottsdale Arizona (Address of Principal Executive Offices)	85258 (Zip Code)

(480) 624-4988

(Registrant's telephone number)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01. Other Events.

The FINOVA Group Inc. ("FINOVA") is filing this report to announce that, at the request of the trustee for FINOVA's 7.5% Senior Secured Notes Due 2009 with Contingent Interest Due 2016 (the "Notes"), a new notice was sent to the trustee to require that any note holder who has Notes in physical form will need to present those Notes to the trustee to receive the prepayment and will receive new physical Notes giving effect to the prepayment. All holders who do not have physical Notes and therefore hold their Notes through the global Note with the Depository Trust Company (the "DTC") are not required to make physical delivery. In all other respects the prior notice remains the same and is unchanged.

The Trustee has agreed to issue the following Notice of Partial Prepayment to holders of Notes:

NOTICE OF PARTIAL PREPAYMENT

The FINOVA Group Inc.

7.5% Senior Secured Notes Maturing 2009

With Contingent Interest Due 2016

CUSIP No. 317928AA7*

To: The Holders of the FINOVA Group Inc.'s 7.5% Senior Notes due (the "Notes")

NOTICE IS HEREBY GIVEN, pursuant to Sections 3.03, 3.07 and 4.06 of the Indenture dated as of August 22, 2001 (the "Indenture") between The FINOVA Group Inc., as Issuer, and The Bank of New York, as Trustee, that $59,358,980 aggregate principal amount (the "Partial Prepayment") of the Issuer's 7.5% Senior Secured Notes Maturing 2009, with Contingent Interest Due 2016 (the "Notes") will be prepaid on May 15, 2007 (the "Prepayment Date). The Prepayment Date is also an Interest Payment date, so interest is scheduled to be paid on all Notes through the day preceding the Prepayment Date. Payment of principal and interest will be made to holders of record as of 5:00 p.m., New York City time, on May 8, 2007 (the "Record Date"), which is the fifth business day preceding the Prepayment Date. Payments will be made pro-rata on the Notes.

Payment of the Partial Prepayment on the Notes other than the Global Note held by Depository Trust Company will be payable upon physical presentation and surrender of the Notes to the Trustee, as Paying Agent. The Trustee can be reached at the following address:

If by Mail: The Bank of New York P.O. Box 396 East Syracuse, New York 13057 Attn: Corporate Trust Operations	If by Delivery: The Bank of New York 111 Sanders Creek Parkway East Syracuse, New York 13057 Attn: Corporate Trust Operations

A new Note in principal amount equal to the portion not being prepaid will be issued to the surrendering Note holders.

Provided that the Issuer makes the Partial Prepayment, the portion of the Notes prepaid will no longer be outstanding after the Prepayment Date other than the right of holders thereof to receive their pro rata share of the Partial Prepayment, and all rights with respect to the Notes to the extent of the Partial Prepayment will cease to accrue on the Prepayment Date. Interest on the Notes to the extent of the Partial Prepayment will cease to accrue on and after the Prepayment Date.

IMPORTANT NOTICE

Federal tax law requires that the Trustee withhold 30% of your payment unless (a) you qualify for an exemption or (b) you provide the Trustee with your Social Security Number or Federal Employer Identification Number and certain other required certifications. You may provide the required information and certifications by submitting a Form W-9, which may be obtained at a bank or other financial institution.

By: The Bank of New York

as Trustee

April __, 2007

___________

*The Trustee is not responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. The CUSIP number is included solely for convenience of the Holders.

Certain statements in this report are forward-looking, in that they do not discuss historical fact, but instead note future expectations. Forward-looking statements are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated by the forward-looking statements. Those factors include FINOVA's ability to repay its outstanding indebtedness and/or generate returns for its creditors or stockholders.

FINOVA does not intend to update forward-looking statements to reflect actual results or changes in assumptions or other factors that could affect those statements. FINOVA cannot predict the risk from reliance on forward-looking statements in light of the many factors that can affect their accuracy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FINOVA GROUP INC.
Date: April 26, 2007	By:	/s/ Richard A. Ross Richard A Ross Senior Vice President Chief Financial Officer and Treasurer